UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2007 (May 30, 2007)

TRAVELCENTERS OF AMERICA LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33274 (Commission File Number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio (Address of Principal Executive Offices)	44145 (Zip Code)

440-808-9100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends information in Item 9.01 of our Current Report on Form 8-K, dated June 4, 2007 (the “Original Filing”), solely for the purpose of providing the financial statements and pro forma financial information required pursuant to Items 9(a) and (b) of Form 8-K in connection with the matters reported in Item 2.01 of the Original Filing, which were omitted from the Original Filing pursuant to Items 9(a)(4) and 9(b)(2) of Form 8-K.  This amendment does not modify or amend the other disclosures or Items in the Original Filing and this Form 8-K/A does not reflect events occurring after the date of the Original Filing or modify, amend or update disclosures affected by subsequent events.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Petro Stopping Centers, L.P. Audited Financial Statements*
Report of Independent Registered Public Accounting Firm
Consolidated Statement of Operations for the years ended December 31, 2006, 2005 and
    2004
Consolidated Balance Sheet at December 31, 2006 and 2005
Consolidated Statement of Changes in Partners’ Capital (Deficit) for the years ended
               December 31, 2006, 2005 and 2004
Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and
    2004
Notes to Consolidated Financial Statements

Petro Stopping Centers, L.P. Unaudited First Quarter Consolidated Condensed Financial
    Statements*
Consolidated Condensed Balance Sheets as of March 31, 2007 (unaudited) and
    December 31, 2006
Unaudited Consolidated Condensed Statements of Operations for the three months ended
    March 31, 2007 and 2006
Unaudited Consolidated Condensed Statements of Changes in Partners’ Capital (Deficit) for the three months ended March 31, 2007 and 2006
Unaudited Consolidated Condensed Statements of Cash Flows for the three months ended March
               31, 2007 and 2006
Notes to Unaudited Consolidated Condensed Financial Statements

(b)           Pro Forma Financial Information.

TravelCenters of America LLC Unaudited Pro Forma Financial Statements*
Introduction to Unaudited Pro Forma Financial Statements
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March
               31, 2007
Unaudited Pro Forma Consolidated Statement of Operations for the year ended
    December 31, 2006
Notes to Unaudited Pro Forma Consolidated Financial Statements

*Previously reported in TravelCenters of America LLC’s Pre-Effective Amendment No. 1 to Registration Statement on Form S-1, File No. 333-143814, filed with the Securities and Exchange Commission on June 25, 2007, and incorporated herein by reference.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1
Purchase Agreement, dated May 30, 2007, among TravelCenters of  America LLC, Petro Stopping Centers, L.P., Petro Stopping Centers Holdings,  L.P. and the partners of Petro Stopping Centers, L.P. and Petro Stopping Centers  Holdings, L.P. (Incorporated by reference to Exhibit 2.1 of TravelCenters of America LLC’s Current Report on Form 8-K, filed on June 4, 2007, File No.  001-33274)

10.1
Lease Agreement, dated as of May 30, 2007, by and among HPT PSC  Properties Trust and HPT PSC Properties LLC as Landlord, and Petro Stopping Centers, L.P., as Tenant (Incorporated by reference to Exhibit  10.1 of TravelCenters of America LLC’s Current Report on Form 8-K, filed on  June 4, 2007, File No. 001-33274)

10.2
Guaranty Agreement, dated as of May 30, 2007, made by TravelCenters of  America LLC, as Guarantor, for the benefit of the Landlord under the Lease Agreement (Incorporated by reference to Exhibit 10.2 of TravelCenters of America LLC’s Current Report on Form 8-K, filed on June 4, 2007, File No. 001-33274)

10.3
Indenture, dated as of February 4, 2004, among Petro Stopping Centers, L.P., and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings L.P. Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, (Incorporated by reference to Exhibit 10.42 of Petro Stopping Centers Holdings, L.P.’s Current Report on Form 8-K, filed on February 23, 2004, File No. 333-87371)

10.4
First Supplemental Indenture, dated as of February 9, 2004, among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, (Incorporated by reference to Exhibit 10.43 of Petro Stopping Centers Holdings, L.P.’s Current Report on Form 8-K, filed on February 23, 2004, File No. 333-87371)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC By: /s/ John R. Hoadley
John R. Hoadley Executive Vice President, Chief Financial Officer and Treasurer

Dated: July 17, 2007